--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 28, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-S9)

                 Residential Funding Mortgage Securities I, Inc.
                 -----------------------------------------------
                   on behalf of the RFMSI Series 2005-S9 Trust
             (Exact name of registrant as specified in its charter)


               DELAWARE                            126745-06                        75-2006294
               --------                            ---------                        ----------
     (State or other jurisdiction                 (Commission                    (I.R.S. Employer
           of incorporation)                      File Number)                  Identification No.)



       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
       -------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code, is (952) 857-7000

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8     Other Events.
           -------------

         On December 29, 2005, the Registrant will cause the issuance and sale of Mortgage Pass-Through Certificates, Series 2005-S9, Class A-1, Class A-2, Class A-3, , Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-P, Class A-V, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Series Supplement, dated as of December 1, 2005 to the Standard Terms of Pooling and Servicing Agreement dated as of May 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer, and U.S. Bank National Association, as Trustee.

         In connection with the expected sale of the Class A Certificates and the Class R Certificates, Series 2005-S9 to Greenwich Capital Markets, Inc. (the "Underwriter"), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 126745-06, which Computational Materials are being filed electronically.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates.

Item 9     Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

           (a)      Financial Statements

                    Not applicable.

           (b)      Pro Forma Financial Information.

                    Not applicable.

           (c)      Exhibits:


                                             Item 601(a) of Regulation S-K
              Exhibit No.                             Exhibit No.                            Description
    ---------------------------------     ---------------------------------     ---------------------------------
                   1                                      99                     Computational Materials Item
                                                                                              No. 1

                   2                                      99                     Computational Materials Item
                                                                                              No. 2

                   3                                      99                     Computational Materials Item
                                                                                              No. 3

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  RESIDENTIAL FUNDING
                                                  MORTGAGE SECURITIES I, INC.



                                                  By:     /s/ Heather Anderson
                                                          --------------------
                                                  Name:   Heather Anderson
                                                  Title:  Vice President

Dated: December 28, 2005

                                  EXHIBIT INDEX


                                                                                                 Sequentially
                                 Item 601(a) of Regulation                                         Numbered
        Exhibit Number                S-K Exhibit No.                Description                     Page
------------------------------  ----------------------------  ----------------------------     ---------------
                                                                   Computational
              1                             99                    Materials Item No. 1         Filed Manually

                                                                   Computational
              2                             99                    Materials Item No. 2         Filed Manually

                                                                   Computational
              3                             99                    Materials Item No. 3         Filed Manually
